UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2025

GALERA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39114	46-1454898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225

Malvern, PA 19355

(Address of principal executive offices) (Zip Code)

(610) 725-1500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GRTX	OTCQB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Galera Therapeutics, Inc. (the “Company”) on October 21, 2025, the Company, together with its wholly-owned subsidiary, entered into an Asset Purchase and Sale Agreement on October 15, 2025, as amended, with Biossil Inc. (“Biossil”), pursuant to which the Company sold to Biossil all of its dismutase mimetic assets, including the Company’s avasopasem (GC4419) and rucosopasem (GC4711) product candidates (the “Assigned Assets”), and Biossil agreed to assume liabilities with respect to the Assigned Assets (the “Transaction”). The liabilities include the Amended and Restated Purchase and Sale Agreement, dated November 14, 2018, by and among the Company, Clarus IV Galera Royalty AIV, L.P. (“Blackstone”), and the other parties thereto, as amended from time to time (the “Blackstone Agreement”), which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on October 11, 2019.

In connection with the Transaction, on October 21, 2025, Blackstone executed a notice of assignment (the “Assignment”), which notified Blackstone of the Company’s assignment of the Blackstone Agreement in its entirety to Biossil. Under the Assignment, Blackstone agreed, among other things, to solely look to Biossil to pay, satisfy, discharge and/or perform any obligations and liabilities of the “Seller” under the Blackstone Agreement.

The foregoing summary of the Assignment is not complete and is qualified in its entirety by reference to the full text of the Assignment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Notice of Assignment to Blackstone

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALERA THERAPEUTICS, INC.

Date: October 27, 2025	By:	/s/ J. Mel Sorensen, M.D.
J. Mel Sorensen, M.D.
President and Chief Executive Officer